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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 12, 1999


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






   New York                     1-892                          34-0252680
(State or Other              (Commission                     (IRS Employer
 Jurisdiction of             File Number)                  Identification No.)
 Incorporation)

                               3 Coliseum Centre
                             2550 West Tyvola Road
                        Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                     4020 Kinross Lakes Parkway, Richfield,
                                Ohio 44286-9368
         (Former Name or Former Address, If Changed Since Last Report)


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The Current Report on Form 8-K dated July 12, 1999 and filed with the
Securities and Exchange Commission on July 12, 1999 is amended to add Exhibits 99.3, 99.4 and 99.5 and to amend and restate Item 7 in its entirety as follows:


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         Exhibit 2 Plan of Acquisition: Agreement and Plan of Merger dated as of November 22, 1998 among The B.F.Goodrich Company, Runway Acquisition Corporation and Coltec Industries Inc filed as Annex A to Registration Statement No. 333-74067 on Form S-4 of The B.F.Goodrich Company declared effective March 9, 1999, is incorporated herein by reference.

         Exhibit 99.1 Financial statements of Coltec Industries Inc included in Annual Report of Coltec Industries Inc on Form 10-K for the year ended December 31, 1998, is incorporated herein by reference.

         Exhibit 99.2 Pro forma combined financial information of The B.F.Goodrich Company and Coltec Industries Inc contained in Registration Statement No. 333-74067 on Form S-4 of The B.F.Goodrich Company declared effective March 9, 1999, is incorporated herein by reference.

         Exhibit 99.3 Unaudited consolidated financial statements of Coltec Industries Inc as of July 4, 1999 and for the three and six months ended July 4, 1999 and June 28, 1998.

         Exhibit 99.4 Unaudited pro forma condensed combined financial information of The B.F.Goodrich Company and Coltec Industries Inc as of June 30, 1999 and for the six months ended June 30, 1999 and 1998.

         Exhibit 99.5      Consent of Arthur Andersen LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE B.F.GOODRICH COMPANY
                                            (Registrant)


Date:  September 24, 1999            By:      /s/  Robert D. Koney, Jr.
                                        -------------------------------------
                                        Robert D. Koney, Jr.
                                        Vice President and Controller




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